QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SRS Labs, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SRS LABS, INC.
2909 Daimler Street
Santa Ana, California 92705

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        We cordially invite you to attend our 2003 Annual Meeting of Stockholders. This Annual Meeting will be held at 10:00 A.M., California time, on Wednesday, June 18, 2003, at the Doubletree Club Hotel, located at 7 Hutton Centre Drive, Santa Ana, California 92707, for the following purposes:

  1.
  To elect one Class I director to the Board of Directors to hold office for a term of three years or until his successor is elected and qualified;

  2.
  To act upon a proposal to approve an amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 1,500,000;

  3.
  To ratify the appointment of BDO Seidman LLP as independent auditors for the fiscal year ending December 31, 2003; and

  4.
  To transact such other business as may properly come before this Annual Meeting or any adjournment thereof.

        The Board of Directors has nominated Winston E. Hickman as the nominee for election to the Board of Directors as a Class I director.

        The Board of Directors has fixed the close of business on April 23, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting.

        You are cordially invited to be present and to vote at this Annual Meeting in person. However, you are also requested to sign, date and return the enclosed proxy in the enclosed postage-paid and addressed envelope, whether or not you expect to attend. In the event you have returned a signed proxy, but elect to attend this Annual Meeting and vote in person, you will be entitled to vote.

By Order of the Board of Directors,

Janet M. Biski Chief Financial Officer, Treasurer and Secretary
Santa Ana, California April 30, 2003

SRS LABS, INC.
2909 Daimler Street
Santa Ana, California 92705

PROXY STATEMENT

        The Board of Directors of SRS Labs, Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 18, 2003 at the Doubletree Club Hotel, located at 7 Hutton Centre Drive, Santa Ana, California 92707, at 10:00 A.M., California time, and at any adjournments thereof (the "Annual Meeting" or the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described herein. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders is May 9, 2003.

VOTING INFORMATION

Who May Vote

        The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on April 23, 2003, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $0.001 per share ("Common Stock"). At the Record Date, 13,213,498 shares of Common Stock were outstanding. Of that amount, 225,300 shares were held as treasury shares. Each share of Common Stock, excluding treasury shares, entitles its record holder on the Record Date to one vote on all matters.

Revocability of Proxy

        You may revoke your proxy prior to its exercise. You may do this by (a) delivering to the Secretary of the Company, Janet M. Biski, at or prior to the Annual Meeting, an instrument of revocation or another proxy bearing a date or time later than the date or time of the proxy being revoked or (b) voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke your proxy.

How Your Shares Will Be Voted

        All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" (a) election of the Board's nominee for Class I director, (b) approval of the amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock issuable thereunder by 1,500,000 shares, and (c) ratification of the appointment of BDO Seidman LLP as independent auditors for the fiscal year ending December 31, 2003. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.

Voting, Quorum and Broker Non-Votes

        Shares of Common Stock will be counted as present at the Annual Meeting if the stockholder is present and votes in person at the Meeting or has properly submitted a proxy card. A majority of the Company's outstanding shares entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the Meeting and conduct business. This is called a quorum. As noted above, treasury shares are not entitled to vote and, therefore, are not counted in determining a quorum. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The nominee receiving the highest number of votes "FOR" a director will be elected as a director. This number is called a plurality. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on each proposal (other than the election of directors) is required for the adoption of each such proposal. Abstentions will be counted as votes against any of the proposals as to which a stockholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Expenses and Method of Solicitation

        The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to stockholders whose Common Stock is held of record by such entities. The Board of Directors has authorized certain officers of the Company to retain the services of a proxy solicitation firm if, in such officers' view, it is deemed necessary. The Company has not engaged such a firm at this time; however, to the extent it decides to do so, the Company will utilize the services of American Stock Transfer & Trust Company to assist in the solicitation of proxies in connection with this Proxy Statement, and such firm will receive a fee estimated to be $2,000 and will be reimbursed for out-of-pocket expenses.

Nominations for Directors for Annual Meeting

        The Bylaws of the Company (the "Bylaws") set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Under the terms of the Nomination Bylaw, to be timely for the Annual Meeting, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of the Company not earlier than March 14, 2003 and not later than April 13, 2003. The presiding officer of the Annual Meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he will so declare to the Meeting and the defective nomination will be disregarded. Notwithstanding the provisions of the Nomination Bylaw, a stockholder also must comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in the Nomination Bylaw. For information related to application of the Nomination Bylaw for the 2004 Annual Meeting, see the discussion in this Proxy Statement under the caption "Submission of Stockholder Proposals and Director Nominations for the 2004 Annual Meeting."

Stockholder Proposals for the Annual Meeting

        The Bylaws set forth certain procedures relating to the procedures for properly bringing business before an annual meeting of the stockholders (the "Stockholder Proposal Bylaw"). Under the terms of the Stockholder Proposal Bylaw, to be timely for the Annual Meeting, a stockholder must have delivered a notice regarding a proposal delivered to the principal executive offices of the Company by not earlier than March 14, 2003 and not later than April 13, 2003. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Stockholder Proposal Bylaw, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. For information related to the application of the Stockholder Proposal Bylaw for the 2004 Annual Meeting, see the discussion in this Proxy Statement under the caption "Submission of Stockholder Proposals and Director Nominations for the 2004 Annual Meeting."

        The Company was incorporated in the State of California in June 1993 and reincorporated in the State of Delaware in June 1996. All references to the Company reflect this continuation. The Company first became a reporting company, pursuant to Section 13(a) of the Exchange Act, in August 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Beneficial Ownership Table

        The following table contains certain information as of the Record Date regarding all persons who were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company, each nominee for election to become a director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption "Compensation of Executive Officers" (we refer to all these officers as the "Named Executive Officers") and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the Securities and Exchange Commission (the "SEC"), or based upon the actual knowledge of the Company.

	Amount and Nature of Beneficial Ownership(1)
Name	Number of Shares Owned(2)	Right to Acquire(3)		Percent of Class(1)(2)(3)
SRS Labs, Inc. Common Stock Principal Stockholders:
Thomas C.K. Yuen and Misako Yuen(4)	2,848,660	426,598		24.4%
Rayfa (BVI) Limited(5)(6)	709,760	—		5.5%
Raymond Choi(5)(6)	709,760	323,500		7.8%
Class I Director:
Gareth Chang	20,000	27,500		*
Class II Director:
John Tu	266,516	95,000		2.2%
Class III Directors:
Thomas C.K. Yuen(4)	2,848,660	426,598		24.4%
Stephen V. Sedmak(7)	694,401	351,847		7.8%
Sam Yau	—	32,500		*
Class I Director Nominee:
Winston Hickman	—	—		*
Named Executive Officers:
Jennifer Drescher	6,336	119,920		*
James Gardner(8)	3,485	—		*
Thomas C.K. Yuen(4)	2,848,660	426,598		24.4%
Theodore A. Franceschi	10,000	39,062		*
All directors and executive officers as a group (9 persons)	3,847,713	1,273,942		35.9%
SRSWOWcast.com, Inc. Common Stock(9)
Thomas C.K. Yuen(4)	—	362,500	(10)	*
John Tu	—	50,000	(11)	*
Jennifer Drescher	—	125,000	(12)	*
James Gardner(8)	—	—		*
Theodore A. Franceschi
All directors and executive officers as a group (9 persons)	—	687,500	(13)	1.7%

*
Less than one percent.

(Footnotes set forth on the next page.)

(Footnotes from the preceding page.)

(1)
Subject to applicable community property and similar statutes.

(2)
Includes shares beneficially owned, whether directly or indirectly, individually or together with associates.

(3)
Shares that can be acquired through stock option exercises through June 23, 2003 (within 60 days of the Record Date). These shares are referred to herein as "Stock Option Shares."

(4)
Includes 2,645,870 shares of Common Stock held by Mr. and Mrs. Yuen as co-trustees of the Thomas Yuen Family Trust, 202,790 shares of Common Stock held by Mr. Yuen directly and 426,598 Stock Option Shares granted to Mr. Yuen as an executive officer and a director of the Company. Does not include 213,469 shares of Common Stock held by Atsuko Hamasaki as trustee of the Yuen 1993 Irrevocable Trust (144,825 shares) and as custodian for Mr. and Mrs. Yuen's children, Jennifer Wen Lee Yuen (31,465 shares) and Constance Kahlee Yuen (37,179 shares). Also does not include 5,714 shares held by Jennifer Wen Lee Yuen. Mr. and Mrs. Yuen disclaim beneficial ownership of the 213,469 shares held by Atsuko Hamasaki in the capacities referenced above and the 5,714 shares held by Jennifer Wen Lee Yuen, the adult daughter of Mr. and Mrs. Yuen. Also not included are 9,000 shares of Common Stock held by: Atsuko Hamasaki in her individual capacity (3,000 shares); Noriaki Hamasaki (3,000 shares); and Yuzuru Hamasaki (3,000 shares). Atsuko Hamasaki, Noriaki Hamasaki and Yuzuru Hamasaki are the sister-in-law, brother-in-law and father-in-law of Mr. Yuen; none of whom resides in the same household as Mr. and Mrs. Yuen. Mr. and Mrs. Yuen disclaim beneficial ownership of the above-referenced 9,000 shares. The mailing address for Mr. and Mrs. Yuen is c/o SRS Labs, Inc., 2909 Daimler Street, Santa Ana, California 92705.

(5)
The mailing address of such stockholder is c/o ValenceTech, Unit 218, 2nd Floor, Hong Kong Industrial Technology Centre, 72 Tat Chee Avenue, Kowloon Tong, Hong Kong.

(6)
The sole stockholder of Rayfa (BVI) Limited is Raymond Choi. Mr. Choi also is a director of ValenceTech Limited, a wholly-owned subsidiary of the Company ("ValenceTech") and the President of Valence Semiconductor Design Limited, a subsidiary of ValenceTech. In the case of Mr. Choi, includes 323,500 Stock Option Shares granted to Mr. Choi.

(7)
Includes 50,000 shares held by Mr. Sedmak's wife, Mary Sedmak, as custodian for their children, Jeffrey Sedmak (25,000 shares) and Sarah Sedmak (25,000 shares).

(8)
Includes 985 shares held by Mr. Gardner's children, Bridget Gardner (680 shares) and Martin Gardner (305 shares).

(9)
SRSWOWcast.com, Inc. ("SRSWOWcast") is a wholly-owned subsidiary of the Company. As of the record date, 40,000,000 shares of common stock of SRSWOWcast common stock were outstanding, all of which were held by the Company. Except as described in the table, none of the directors or named executive officers of the Company holds any shares of common stock of SRSWOWcast.

(10)
Represents (a) warrants to purchase 50,000 shares of SRSWOWcast common stock, and (b) 312,500 shares of SRSWOWcast common stock issuable upon exercise of stock options.

(11)
Represents warrants to purchase 50,000 shares of SRSWOWcast common stock.

(12)
Represents shares of SRSWOWcast common stock issuable upon exercise of stock options.

(13)
Represents (a) warrants to purchase 100,000 shares of SRSWOWcast common stock, and (b) 587,500 shares of SRSWOWcast common stock issuable upon exercise of stock options.

ELECTION OF DIRECTORS
(PROPOSAL 1)

        The Company's Certificate of Incorporation and Bylaws, provide for a "classified" board of directors. The number of authorized directors is currently five. Currently, there is one Class I director (Mr. Chang), whose term expires at the Annual Meeting; one Class II director (Mr. Tu), whose term expires at the 2004 annual meeting of stockholders; and three Class III directors (Messrs. Sedmak, Yau and Yuen), whose terms expire at the 2005 annual meeting of stockholders, Gareth Chang has decided not to stand for reelection at the Annual Meeting. Winston E. Hickman has been nominated by the Board of Directors for election at the Annual Meeting to serve a three year term expiring at the annual meeting in 2006 or until his successor is elected and qualified. The Class I director shall be elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such election.

        In the event the nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors.

        Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the nominee listed below. The Board of Directors unanimously recommends a vote for the election of Winston E. Hickman as a Class I director.

Information About the Class I Director Nominee

        The following table sets forth information regarding the nominee, including age on the date of the Annual Meeting and business experience during the past five years:

Name	Age	Director Since	Principal Occupation and Other Information
Winston E. Hickman	60	2003
			Since 2000, Mr. Hickman has served as Executive Vice President and Chief Financial Officer of Paradigm Wireless Systems, Inc., a manufacturer of high power amplifiers for wireless communications. From 1998 to the present, Mr. Hickman has been a consultant to a number of public and private companies. In connection with his consulting business, he served on the Board and/or as interim chief financial officer for a number of public and private companies, including Viking Components, a private company that manufactures memory modules, and Object Share, Inc., a Nasdaq software company. From 1997 to 1998 he was Senior Vice President and Chief Financial Officer of Pacific Scientific, a NYSE company engaged in the manufacture of electrical and safety equipment. From 1992 to 1997 he was Chief Financial Officer of both a financial services start-up business and a consumer products company. Previously, he served as a senior financial executive for Nissan Motor Acceptance Corporation, Vans, Inc., Allied-Signal, and Rockwell International.

Information About Directors Whose Terms Continue

        The following table sets forth similar information regarding the members of the Board of Directors who are designated either Class II or Class III Directors and are continuing in office as directors of the Company:

Class II Director—Term Expiring at 2004 Annual Meeting
Name	Age	Director Since	Principal Occupation and Other Information
John Tu	61	1994
			Mr. Tu has served as a director of the Company since May 1994. Mr. Tu has served as a director and President of Kingston Technology Company, a manufacturer of computer products, since co-founding the company in October 1987. From 1982 to 1986, Mr. Tu served as President of Camintonn Corporation, a manufacturer of board level products for the DEC market-place that he co-founded, and from 1986 to 1987, he served as Vice President and General Manager of the Digital Division after the company's sale to AST Research. Mr. Tu earned a degree in electrical engineering from the Technische Hochschule Darmstadt in Germany.
Class III Directors—Term Expiring at 2005 Annual Meeting
Name	Age	Director Since	Principal Occupation and Other Information
Thomas C.K. Yuen	51	1994
			Mr. Yuen has served as Chairman, Chief Executive Officer and a director of the Company since January 1994, and has served as President of the Company since April 1999. Mr. Yuen also has served as a director and chairman of the board of ValenceTech Limited, a wholly-owned subsidiary of the Company ("ValenceTech") since March 2000. Mr. Yuen served as a director of Valence Technology, Inc. ("Valence") from March 1998 to March 2000. ValenceTech is the successor company to Valence. Mr. Yuen has also served as a director of all but one of ValenceTech's (formerly Valence's) subsidiaries since March 1998. Mr. Yuen served as President of SRSWOWcast from September 1999 to February 2000, and has served as Chairman of the Board and Chief Executive Officer of SRSWOWcast since February 2000, and as a director of SRSWOWcast since September 1999. In addition, Mr. Yuen served as Chief Financial Officer of the Company from January 1994 to July 1994 and from July 2002 to October 2002. Mr. Yuen is one of the founders of AST Research, Inc., where he served as a director from such company's inception in 1981 until June 1992 and the company's co-chairman and chief operating officer from August 1987 to June 1992.

Stephen V. Sedmak	54	1993
			Mr. Sedmak, currently retired, was one of the founders of the Company. He served as President of the Company since its inception in June 1993 until July 1998. In addition, Mr. Sedmak has served as a director of the Company since June 1993, served as Chief Operating Officer from June 1996 until July 1998, and has served as a director of ValenceTech since March 2000. Mr. Sedmak serves as a member of the Compensation Committee of the Board. He also serves as a member of the Audit Committee and the Nominating and Corporate Governance Committee. Prior to joining the Company, Mr. Sedmak served as Vice President of Sales for PTC Corporation, a provider of telecommunications systems, from January 1973 to March 1982, as Vice President of Sales for The ICT Group, a provider of database marketing and telemarketing services, from March 1985 to September 1987, and as Vice President of Sales for TeleRelation Systems Inc., a software development company, from January 1991 to June 1992. Mr. Sedmak was involved as a founder of each of these companies. In addition, Mr. Sedmak held a variety of executive sales and marketing positions with IBM/ROLM Corporation, a leading telecommunications manufacturer, from March 1982 to March 1985.
Sam Yau	54	2000
			Mr. Yau has served as a director of the Company since November 2000. He serves as a member of the Audit Committee and the Nominating and Corporate Governance Committee. Since 1997, Mr. Yau has been a private investor. Mr. Yau was Chief Executive Officer of National Education Corporation from May 1995 to May 1997. From 1993 through 1994 he was Chief Operating Officer of Advacare, Inc., a medical services company.

Information with Respect to Our Executive Officers

        The executive officers of the Company are Thomas C.K. Yuen, Janet M. Biski, Jennifer A. Drescher, Theodore A. Franceschi and Alan D. Kraemer. Executive officers are elected by, and serve at the pleasure of, the Board of Directors. Mr. Yuen is also a director of the Company, and his business biography is referenced above. The business experience of the Company's other executive officers are described below:

Name	Age	Principal Occupation and Other Information
Janet M. Biski	47
		Ms. Biski has served as Chief Financial Officer, Treasurer and Secretary of the Company since December 2002. From 1999 to 2002, Ms. Biski served as Chief Financial Officer and Treasurer of AccentCare, Inc., a provider of in-home care services. From 1994 to 1999, she served as Chief Financial Officer of SRS Labs, Inc. Ms. Biski served as Chief Financial Officer of Remedial Management, Inc., an environmental consulting firm, from April 1992 to February 1994. Prior thereto, Ms. Biski served as Regional Controller of Fujitsu Business Communications, an international manufacturer and supplier of telecommunications systems, from April 1991 to April 1992. From April 1984 to April 1991, Ms. Biski held various financial positions with IBM/ROLM Corporation.
Jennifer A. Drescher	39
		Ms. Drescher has served as Vice President of Corporate Communications since January 2003. From December 2001 to January 2003, she served as Vice President of Marketing for the Company. From November 1999 to December 2001, Ms. Drescher served as Vice President of Marketing for the Company's wholly-owned Internet and broadcast subsidiary, SRSWOWcast Technologies. From April 1994 to November 1999. Ms. Drescher served as Director of Marketing for SRS Labs. Prior to joining SRS Labs, Ms. Drescher's career has included various senior level marketing, public relations and operational positions with audio technology licensing and products companies.
Theodore A. Franceschi	45
		Mr. Franceschi has served as Executive Vice President of Sales since January 2002. Prior to joining the Company, Mr. Franceschi served as chief operating officer of Betheltronix Inc. ("BTI"), a fabless radio frequency integrated circuit (RFIC) company from December 2000 to November 2001. Prior to BTI, Mr. Franceschi served as senior vice president of business development for Toshiba America Electronic Components ("TEAC"), a sales, marketing and engineering company. His employment with TAEC began in 1981 and spanned a variety of executive assignments throughout the company.
Alan D. Kraemer	52
		Mr. Kraemer has served as Executive Vice President of Technology and Business Development since June 2001, Vice President of Engineering of the Company since April 2000, and prior thereto, as Director of Engineering of the Company since February 1994. In addition, Mr. Kraemer has served as President of Sierra Digital Productions, Inc., a compact disc production and recording company, since August 1989. Prior to joining the Company, Mr. Kraemer also served as Vice President of Engineering of De LaRue Printrak, a manufacturer of automatic fingerprint identification systems from January 1989 to December 1989. Prior thereto, Mr. Kraemer served as Vice President of Engineering for AST Research, a personal computer manufacturer. Mr. Kraemer also served as Vice President of Engineering with Point4 Data Corporation from May 1986 to December 1986, and as Director of Software Engineering of Northrop Electronics from May 1984 to May 1986.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND
COMMITTEES OF THE BOARD

        The Board of Directors manages our business. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee whose functions are briefly described below. The directors are kept informed of our operations at meetings of the Board and its committees through reports and analyses from, and discussions with, management.

        During the fiscal year ended December 31, 2002 (the "Fiscal Year" or "Fiscal 2002"), the Board of Directors met on five occasions and took action by Unanimous Written Consent on twelve occasions.

        Audit Committee.    The Audit Committee provides oversight of the (a) financial reporting process, the system of internal controls and the audit process of the Company and (b) independent auditors. The Audit Committee evaluates the performance of the independent auditors, and makes decisions regarding the selection, retention and, where appropriate, the replacement of, the independent auditors. The Audit Committee also reviews with management and the Company's independent auditors the Company's interim and year-end financial statements, discusses with management and the independent auditors any significant accounting and reporting issues and conformance of the Company's financial statements with applicable accounting and regulatory requirements. The Audit Committee is responsible for recommending to the Board of Directors whether the Company's audited financial statements should be included in the Company's annual report on Form 10-K. The members of the Audit Committee are Gareth Chang, Stephen Sedmak and Sam Yau (Chairman). Each of the members of the Audit Committee is independent, as defined in Rule 4200(a)(14) of the Nasdaq Stock Market Marketplace Rules. The Company's Board of Directors has determined that Mr. Yau is an audit committee financial expert. During the Fiscal Year, the Audit Committee met on six occasions. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is set forth as Appendix A to this Proxy Statement.

        Compensation Committee.    The Compensation Committee is responsible for making determinations regarding salaries, bonuses and other compensation for our officers and making decisions with respect to awards, including but not limited to stock option grants to our directors, officers, key employees, consultants and important business associates pursuant to our discretionary plans and bonus awards under our Annual Incentive Bonus plan and our Annual Supplemental Executive Bonus Plan. The members of the Compensation Committee are Stephen Sedmak (Chairman) and Gareth Chang. The Compensation Committee did not meet during the Fiscal Year, however, it acted by unanimous written consent on seven occasions.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee identifies and recommends candidates for election to the Board of Directors. It advises the Board of Directors on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors and compensation and benefit programs for non-employee directors. The Nominating and Corporate Governance Committee also makes recommendations relating to the duties and membership of committees of the Board of Directors, recommends processes to evaluate the performance and contributions of individual directors and the Board of Directors as a whole, and approves procedures designed to provide that adequate orientation and training are provided to new members of the Board of Directors. The Nominating and Corporate Governance Committee also makes recommendations relating to the development of the Company's corporate governance guidelines. The members of the Nominating and Corporate Governance Committee are Gareth Chang (Chairman), Sam Yau and Stephen Sedmak. The Nominating and Corporate Governance Committee was formed in December 2002. Accordingly, the Nominating and Corporate Governance Committee did not meet during Fiscal 2002.

        The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders. Any stockholder who wishes to recommend for the Nominating and Corporate Governance Committee's consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to the Company's Secretary at the following address: 2909 Daimler Street Santa Ana, California 92705.

        With the exception of John Tu, each of the other incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the Fiscal Year (held during the period for which he has been a director). With the exception of John Tu, each of the other incumbent directors who were members of a Board Committee, attended at least 75% of the aggregate of the total number of meetings held by all committees of the Board on which he served during the Fiscal Year (held during the period that he served as a committee member).

Compensation of Directors

        Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee.

        Cash Compensation.    Until November 15, 2002, each non-employee director was entitled to receive $500 for each Board meeting that he attended and $250 for each telephonic Board meeting in which he participated. Each non-employee director also was entitled to receive $250 for each committee meeting that he attended in person or telephonically. In addition, each non-employee director was entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board and committee meetings.

        Effective November 15, 2002, each non-employee director is paid a quarterly retainer in the amount of $1,250 and $1,000 for each Board meeting that he attends in person or telephonically. Each non-employee director also receives $500 for each committee meeting that he attends in person or telephonically. In addition, each non-employee director is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board and committee meetings.

        Non-employee Directors' Plan.    Each non-employee director is eligible to receive stock options under the SRS Labs, Inc. Amended and Restated 1996 Non-employee Directors' Stock Option Plan (the "Non-employee Directors' Plan"), a non-discretionary, formula stock option plan pursuant to which, as of the Record Date, 500,000 shares of Common Stock have been authorized for issuance. As of the Record Date, 340,000 options remain available for grant under the Non-employee Directors' Plan.

        Each non-employee director of the Company who was in office prior to the date of the closing of the Company's initial public offering (the "IPO") and remained in office as of such date (including Mr. Tu) was granted an option to purchase 10,000 shares of Common Stock which vested upon the date of grant. On an ongoing basis, (a) each non-employee director who first becomes a member of the Board after the date of closing of the IPO is granted an option to purchase 10,000 shares of Common Stock automatically upon election to the Board of Directors which vests upon the date of grant, and (b) each non-employee director is granted an option to purchase 15,000 shares of Common Stock automatically effective at the close of business on the date of each of the Company's annual meeting of stockholders at which such non-employee director is elected which vests in three equal annual installments commencing on the first anniversary of the applicable date of grant. In the event that Mr. Hickman is elected as a director at the Annual Meeting, he will receive on such date (a) an option to purchase 15,000 shares of Common Stock which vests in three equal annual installments and (b) an option to purchase 10,000 shares of Common Stock which will be fully vested upon grant. Such option awards are in each case subject to adjustments, as provided in the Non-employee Directors' Plan.

        At the close of the Company's annual meeting of stockholders in Fiscal 2002, two such non-employee directors (namely, Messrs. Sedmak and Yau) were granted each an option to purchase 15,000 shares of Common Stock at an exercise price of $2.60 per share. The exercise price for all options granted under the Non-employee Directors' Plan has been based upon the fair market value of Common Stock on the date of grant.

        Incentive Plan.    Each non-employee director also is eligible to receive awards under the Company's Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan"), a discretionary plan currently administered by the Compensation Committee. In Fiscal 2002, each of the non-employee directors of the Company (namely, Messrs. Sedmak, Tu, Yau and Chang, received nonqualified options to purchase 24,000 shares of Common Stock on October 2, 2002, at an exercise price of $2.65, the fair market value on the date of such grant. Such options vest 25% on the first anniversary of the date of grant, with the remainder vesting quarterly over a 36 month period from the first anniversary of the date of grant.

APPROVAL OF AN AMENDMENT TO THE SRS LABS, INC.
AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN
(PROPOSAL 2)

Background

        The Board of Directors has adopted, and the stockholders have approved, the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan"), a discretionary incentive plan which affords the Compensation Committee of the Company's Board of Directors or the Board of Directors the ability to design compensatory awards to attract and retain officers (including all directors of the Company), other key employees and consultants of the Company and its subsidiaries. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Incentive Plan to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted thereunder by 1,500,000 (the "Share Amendment"). The Incentive Plan, as amended by the Share Amendment (the "Amended Incentive Plan"), is set forth in full as Appendix B to this Proxy Statement and is summarized under the caption "Summary of the Amended Incentive Plan," below. Capitalized terms used in this section of this Proxy Statement entitled "Approval of an Amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan" and not otherwise defined shall have the meanings ascribed to such terms in the Amended Incentive Plan.

        The Company has registered with the SEC on Form S-8 Registration Statements the 7,000,000 shares of Common Stock currently issuable under the Incentive Plan. If the Share Amendment is approved by the stockholders, the Board intends to cause the additional shares of Common Stock that will become available for issuance under the Amended Incentive Plan to be registered on a Form S-8 Registration Statement to be filed with the Commission at the Company's expense.

        The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company. Currently, the performance-based compensation paid by the Company pursuant to the Incentive Plan is excluded from this $1,000,000 limitation. If the Share Amendment is approved by the stockholders, such approval will constitute approval of the Share Amendment to the Incentive Plan under Section 162(m) and allow the Company to rely upon the exception under Section 162(m) for performance-based compensation awarded under the Amended Incentive Plan.

        Currently, the number of shares of Common Stock which may be issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Restricted Shares and released from all substantial risks of forfeiture, (c) as Deferred Shares, (d) in payment of Performance Shares or

Performance Units that have been earned, or (e) in payment of dividend equivalents paid with respect to awards made under the Incentive Plan, shall not exceed 7,000,000 (subject to adjustment as provided in the Incentive Plan). As of the Record Date, Option Rights to purchase 5,937,806 shares of Common Stock have been awarded and not cancelled (of which Option Rights to purchase 356,713 shares have been exercised and Option Rights to purchase 5,581,093 shares remain outstanding), leaving only 1,062,194 shares of Common Stock remaining to be issued or transferred pursuant to awards made under the Incentive Plan.

        The Board of Directors continues to believe that such a compensatory award program is an important factor in attracting, retaining and motivating officers, other key employees, directors and consultants of the Company and its subsidiaries. In light of the number of employees of the Company and its subsidiaries) and the fact that the Company expects in the future to make acquisitions resulting in the hiring of additional employees, the Board of Directors has recognized the need for an additional number of shares of Common Stock which may be issued or transferred in connection with awards made under the Incentive Plan.

        In view of the foregoing, the Board of Directors believes that it is appropriate to increase the number of shares of Common Stock which may be issued or transferred pursuant to the Incentive Plan in the form of an amendment to the Incentive Plan to be presented to the stockholders. Accordingly, the Board of Directors has adopted, subject to stockholder approval, the Share Amendment to the Incentive Plan, which amends Section 3(a) of the Incentive Plan to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted under the Incentive Plan by 1,500,000 shares, from 7,000,000 to 8,500,000 shares of Common Stock. If the Share Amendment is not approved by the stockholders at the Annual Meeting, the Incentive Plan will remain in effect; however, as stated above, only 1,062,194 shares of Common Stock remain available for grant as of the Record Date. If the Share Amendment is approved by the stockholders at the Annual Meeting, the stockholders will suffer further dilution upon the exercise of future awards granted under the Incentive Plan. If approved, up to an additional 1,500,000 shares of Common Stock will be available for issuance or transfer pursuant to future awards under the Incentive Plan. In addition, up to 345,349 shares of Common Stock will be available for issuance or transfer pursuant to outstanding awards under the 1993 Plan and the Individual Plans and up to 500,000 shares of Common Stock will be available for issuance or transfer pursuant to outstanding awards and future awards under the Nonemployee Directors' Plan. As of the Record Date, 13,213,498 shares of Common Stock were issued and outstanding. Each of the Company's executive officers, directors and nominees for election as a director is eligible to receive awards pursuant to the Incentive Plan.

        The Board of Directors unanimously recommends that the stockholders vote for approval of the Share Amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of this proposal.

Summary of the Amended Incentive Plan

        The Amended Incentive Plan is set forth in full as Appendix B to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix B for a complete statement of the terms and provisions of the Amended Incentive Plan.

Plan Limits

        The maximum number of shares of Common Stock that may be issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Restricted Shares and released from substantial risk of forfeiture, (c) as Deferred Shares, (d) in payment of Performance Shares or

Performance Units that have been earned, or (e) in payment of dividend equivalents paid with respect to awards made under the Amended Incentive Plan, may not in the aggregate exceed 8,500,000 shares of Common Stock, which may be shares of original issuance or treasury shares or a combination thereof. These limits are subject to adjustments as provided in the Amended Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

        Upon the payment of any option price by the transfer to the Company of Common Stock or upon related satisfaction of tax withholding obligations or any other payment made or benefit realized under the Amended Incentive Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company. Upon the payment in cash of a benefit provided by any award under the Amended Incentive Plan, any shares of Common Stock that were covered by such award shall again be available for issuance or transfer under the Amended Incentive Plan. If any award terminates, expires or is canceled with respect to any shares of Common Stock, new awards may thereafter be granted covering such Common Stock.

        No participant may be granted Option Rights for more than 750,000 shares of Common Stock during any three consecutive calendar years, subject to adjustment pursuant to the Amended Incentive Plan. No participant may receive in any one calendar year awards of Performance Shares and Performance Units having an aggregate value as of their respective dates of grant in excess of $750,000.

        As of the Record Date, the fair market value of a share of Common Stock was $2.24 per share.

Option Rights

        Option Rights provide the right to purchase shares of Common Stock at a price not less than its fair market value on the date of the grant with respect to Option Rights that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and not less than eighty-five percent (85%) of its fair market value with respect to other options. The option price is payable in cash, nonforfeitable, unrestricted shares of Common Stock already owned by the optionee, any other legal consideration that the Committee deems appropriate, including, without limitation, promissory notes, or any combination of these methods. Any grant of Option Rights may provide for the deferred payment of the option price on the sale of some or all of the shares obtained from the exercise. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using Common Stock as payment.

        Option Rights granted under the Amended Incentive Plan may be Option Rights that are intended to qualify as ISOs or Option Rights that are not intended to so qualify or combinations thereof. Except in the case of grants of ISO's, the Committee may provide for the payment to the optionee of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis or may provide that the equivalents be credited against the option price. No Option Rights may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment that is necessary before the Option Rights become exercisable and may provide for the earlier exercisability of the Option Rights in the event of retirement, death or disability of the participant or a change in control of the Company. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

Appreciation Rights

        Appreciation Rights represent the right to receive from the Company an amount, determined by the Committee and expressed as a percentage not exceeding 100 percent, of the difference between the base price established for such Appreciation Rights and the market value of the Common Stock on the date the Appreciation Rights are exercised. Appreciation Rights can be tandem (granted with Option Rights to provide an alternative to exercise of the Option Rights) or free-standing. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the spread is positive, and requires that the related Option Right be surrendered for cancellation. Free-standing Appreciation Rights must have a base price per Appreciation Right that is not less than the fair market value of the Common Stock on the date of grant, must specify the period of continuous employment that is necessary before such Appreciation Rights become exercisable (except that they may provide for the earlier exercise of the Appreciation Rights in the event of retirement, death or disability of the participant or a change in control of the Company) and may not be exercisable more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company on exercise of an Appreciation Right may be paid in cash, in Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Committee the right to elect among those alternatives. Any grant of Appreciation Rights may provide for the payment of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

Restricted Shares

        Restricted Shares constitute an immediate transfer of ownership to the recipient in consideration of the performance of services. The participant has dividend and voting rights on such shares. Restricted Shares must be subject to a "substantial risk of forfeiture", within the meaning of Section 83 of the Code for a period to be determined by the Committee on the date of the grant. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in the manner prescribed by the Committee on the date of grant for the period during which such forfeiture provisions are to continue. The Committee may provide for the earlier termination of the forfeiture provisions in the event of retirement, death or disability of the participant or a change in control of the Company.

        Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

Deferred Shares

        Deferred Shares constitute an agreement to issue shares to the recipient in the future in consideration of the performance of services, but subject to the fulfillment of such conditions as the Committee may specify. The participant has no right to transfer any rights under his or her award and no right to vote the Deferred Shares. The Committee may authorize the payment of dividend equivalents on the Deferred Shares, in cash or Common Stock, on a current, deferred or contingent basis. The Committee must fix a deferral period at the time of grant, and may provide for the earlier termination of the deferral period in the event of retirement, death or disability of the participant or a change in control of the Company.

Performance Shares and Performance Units

        A Performance Share is the equivalent of one share of Common Stock and a Performance Unit is the equivalent of $100.00. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of retirement, death or disability of the participant or a change in control of the Company. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Stock on a current, deferred or contingent basis.

Management Objectives

        The Amended Incentive Plan requires that the Committee establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend equivalents may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Committee likely to become, a covered employee" within the meaning of Section 162(m)(3) of the Code shall be limited to specified levels of or growth in (a) return on invested capital, (b) earnings per share, (c) return on assets, (d) return on equity, (e) stockholder return, (f) sales growth, (g) productivity improvement, and/or (h) net income. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

Administration

        The Compensation Committee of the Board of Directors will administer and interpret the Amended Incentive Plan. The Committee is composed of not less than two directors, each of whom must be a "non-employee director" within the meaning of Rule 16b-3. In the absence of a Committee or in the event of grants to non-employee directors, the Board of Directors will administer and interpret the Amended Incentive Plan.

Eligibility

        Officers, key employees, directors and consultants of the Company and its Subsidiaries, as determined by the Committee, may be selected to receive benefits under the Amended Incentive Plan. As of the Record Date, approximately 5 officers, 75 key employees, 4 non-employee directors and 8 consultants of the Company and its Subsidiaries were eligible to participate in the Amended Incentive Plan.

Transferability

        Option Rights and other derivative securities awarded under the Amended Incentive Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, other than an ISO, a qualified domestic relations order. Any award made under the Amended Incentive Plan may provide that any Common Stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

Adjustments

        The Committee may make or provide for adjustment in the number of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares, the prices per share applicable thereto and the kind of shares (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all of the outstanding awards under the Amended Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under the Amended Incentive Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to the Amended Incentive Plan.

Amendments and Miscellaneous

        The Amended Incentive Plan may be amended by the Committee or the Board of Directors, but except as expressly authorized by the Amended Incentive Plan, no such amendment shall increase the maximum number of shares specified in Section 3(a) of the Amended Incentive Plan (except as expressly authorized by the Amended Incentive Plan), increase the number of Performance Units specified in Section 3(e) of the Amended Incentive Plan or cause Rule 16b-3 to become inapplicable to the Amended Incentive Plan without the further approval of the stockholders of the Company, unless permitted by Rule 16b-3. However, the Committee or the Board may amend the Amended Incentive Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws and regulations, or in the interpretation of such laws and regulations.

        Where the Committee has established conditions to the exercisability or retention of certain awards, the Amended Incentive Plan allows the Committee to take action in its sole discretion subsequently to equitably adjust such conditions in certain circumstances, including in the case of death, disability or retirement.

        With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under the Amended Incentive Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards, which may or may not cover the same number of shares of Common Stock that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under the Amended Incentive Plan had the canceled Option Rights or other awards not been granted.

Federal Income Tax Consequences

        The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

        Nonqualified Stock Options. In general, (a) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (b) at the time of exercise of a nonqualified Option Right ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (c) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options. No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if the optionee satisfies certain employment and holding period requirements, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. To satisfy the employment requirement, the optionee must exercise the ISO not later than three months after he or she ceases to be an employee of the Company (or one year if he or she is disabled). To satisfy the holding period requirement, the optionee must not dispose of the shares issued pursuant to the exercise of the ISO within two years after the date of grant of the ISO and within one year after the transfer of such shares to the optionee.

        If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above (a "Disqualified Disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

        Restricted Shares.    The recipient of Restricted Shares generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long term or short term capital gain depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        Deferred Shares.    No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares also will commence on such date.

        Performance Shares and Performance Units.    No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

        Special Rules Applicable to Officers and Directors.    In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

Tax Consequences to the Company or Subsidiary

        To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or Subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (a) the income meets the test of reasonableness, (b) is an ordinary and necessary business expense, (c) is not an "excess parachute payment" within the meaning of Section 28OG of the Code and (d) is not disallowed by the $1 million limitation on certain executive compensation.

New Plan Benefits

        The benefits or amounts to be awarded in the future under the Amended Incentive Plan are not determinable at this time and it is not possible to determine the benefits or amounts which would have been received or allocated to eligible participants under the Amended Incentive Plan.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
(PROPOSAL 3)

        The Audit Committee has selected the firm of BDO Seidman LLP ("BDO Seidman") to act as independent auditors for the fiscal year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of BDO Seidman are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        Stockholder ratification of the selection of BDO Seidman as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of BDO Seidman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO Seidman. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The Board of Directors unanimously recommends that you vote for ratification of the appointment of BDO Seidman as the Company's independent auditor for the fiscal year ending December 31, 2003. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of this proposal.

Changes in the Company's Certifying Accountants

        On November 18, 2002, the Audit Committee of the Company's Board of Directors appointed BDO Seidman as the Company's independent public accountants, to replace Deloitte & Touche LLP ("D&T"), who resigned as the Company's independent auditor in October 2002. During the years ended December 31, 2001 and 2000 and through November 18, 2002, neither the Company nor anyone on its behalf consulted BDO Seidman regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        On October 24, 2002, D&T resigned its engagement as the independent auditor of the Company, effective immediately. In January 2000, D&T advised management that it was no longer able to rely on the representations of the Company's then current chief financial officer. Immediately thereafter, the Audit Committee of the Company's Board of Directors, upon the recommendation of the Company's management, removed the then current chief financial officer from that position and reassigned him to other responsibilities with the Company unrelated to the Company's finances and dealings with investors. In connection with its resignation on October 24, 2002, D&T orally advised the Audit Committee that, as a result of contradictory statements it believes were made by management relating to the potential reappointment of the above-referenced former chief financial officer, D&T had concluded that it could no longer rely on management's representations. The Company did not reappoint the former chief financial officer to that position, and the former chief financial officer subsequently resigned his position with the Company.

        During the Company's two most recent fiscal years and the subsequent interim periods to the date of D&T's resignation, there were no disagreements between the Company and D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make a reference to the subject matter of the disagreements in its reports and there were no reportable events described under Item 304(a)(i)(v) of Regulation S-K, other than the reportable events described in the preceding paragraph.

        D&T's reports on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        The Company authorized D&T to respond fully and without limitation to any inquiries by any successor accountant concerning the subject matter of the above reportable events.

        D&T furnished the Company with a letter addressed to the SEC stating that it agreed with the above statements. A copy of such letter, dated October 28, 2002, was filed as Exhibit 16 to the Company's Current Report on Form 8-K dated October 21, 2002.

Relationship of the Company with Independent Auditors

        During Fiscal 2002, D&T and BDO Seidman also were engaged by us to provide certain consulting services.

        Audit Fees.    BDO Seidman billed the Company $171,659 in aggregate fees for the 2002 annual audit and for review of the Company's financial statements included in its Form 10-Qs for Fiscal 2002. In addition, D&T billed the Company $22,265 in aggregate fees for review of the Company's financial statements included in its Form 10-Qs for Fiscal 2002.

        Financial Information Systems Design and Implementation Fees.    We did not engage BDO Seidman or D&T to perform any information technology services during Fiscal 2002.

        All Other Fees.    BDO Seidman billed the Company $2,487 for all other services for Fiscal 2002, which included various United States and foreign tax consulting and compliance services. D&T billed the Company $14,891 for all other services, for Fiscal 2002, which included various United States and foreign tax consulting and compliance services.

        The Audit Committee considered whether, and determined that, the auditors' provision of other non-audit services was compatible with maintaining the auditor's independence.

Report of the Audit Committee of the Board of Directors

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002 with the Company's management. The Audit Committee has discussed with BDO Seidman LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has also received the written disclosures and the letter from BDO Seidman LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of BDO Seidman LLP with that firm.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

Submitted by the Audit Committee:
Gareth Chang Stephen Sedmak Sam Yau (Chairman)

COMPENSATION OF EXECUTIVE OFFICERS

        We are required by the SEC to disclose compensation earned during the last three fiscal years by (a) the Company's Chief Executive Officer; (b) the Company's four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 2002; and (c) up to two additional individuals for whom such disclosure would have been provided under clause (a) and (b) above but for the fact that the individual was not serving as an executive officer of the Company at the end of Fiscal 2002; provided, however, that no disclosure need be provided for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

        Accordingly, the following sections disclose information regarding compensation earned during the last three fiscal years by (a) Mr. Yuen, the Company's Chief Executive Officer; (b) Mr. Franceschi and Ms. Drescher, the most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 2002 and whose salary and bonus exceeded $100,000; and (c) James Gardner, for whom disclosure would be required as one of the Company's most highly-compensated executive officers, but for the fact that he was not serving as an executive officer of the Company at the end of fiscal 2002. We refer to all of these officers as the "Named Executive Officers."

Summary Compensation Table

Annual Compensation
Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)			Bonus($)	Securities Underlying Options/SARS(#)		All Other Compensation
Thomas C.K. Yuen Chairman of the Board and Chief Executive Officer	2002 2001 2000	$ $ $	300,000 289,500 264,500	(1) (1) (1)	$15,000 — —	50,000 100,000 —	(2) (4)	$ $ $	2,625 2,250 2,100	(3) (3) (3)
James Gardner(5) Former Vice President, Operations	2002 2001 2000	$ $ $	188,180 114,437 109,446	(1) (1) (1)	$6,522 — —	25,000 30,000 —	(6) (7)	$ $ $	3,444 3,692 3,531	(3) (3) (3)
Theodore A. Franceschi(8) Executive Vice President of Sales	2002 2001 2000		$161,763 — —	(1)	$10,500 — —	155,000 — —			— — —
Jennifer A. Drescher(9) Vice President, Marketing	2002 2001 2000	$ $ $	130,000 116,153 86,520	(1) (1) (1)	$6,500 — —	20,000 70,000 —	(10) (11)	$ $ $	3,413 2,719 1,134	(3) (3) (3)

(1)
Portions of Mr. Yuen's, Mr. Gardner's and Ms. Drescher's salaries in the year ended December 31, 2000 ("Fiscal 2000") and the year ended December 31, 2001 ("Fiscal 2001") were deferred under the Company's 401(k) Plan. Portions of Mr. Yuen's, Mr. Gardner's, Mr. Franceschi's and Ms. Drescher's salaries in Fiscal 2002 were deferred under the Company's 401(k) Plan.

(2)
Does not include a nonqualified stock option granted by SRSWOWcast in Fiscal 2001 to Mr. Yuen to purchase 50,000 shares of common stock of our wholly-owned subsidiary, SRSWOWcast, at an exercise price of $2.00 per share.

(3)
Represents contributions by the Company for the benefit of the executive to the Company's 401(k) Plan.

(Footnotes continued on the next page.)

(Footnotes continued from the prior page.)

(4)
Does not include a nonqualified stock option granted by SRSWOWcast in Fiscal 2000 to Mr. Yuen to purchase 600,000 shares of common stock of our wholly-owned subsidiary, SRSWOWcast, at an exercise price of $0.15 per share.

(5)
Mr. Gardner served as an executive officer of the Company until November 1, 2002.

(6)
Does not include a nonqualified stock option granted by SRSWOWcast in Fiscal 2001 to Mr. Gardner to purchase 25,000 shares of common stock of our wholly-owned subsidiary, SRSWOWcast, at an exercise price of $2.00 per share.

(7)
Does not include an incentive stock option granted by SRSWOWcast in Fiscal 2000 to Mr. Gardner to purchase 40,000 shares of common stock of our wholly-owned subsidiary, SRSWOWcast, at an exercise price of $0.15 per share.

(8)
Mr. Franceschi joined the Company in January 2002.

(9)
Ms. Drescher became an executive officer of the Company in December 2001.

(10)
Does not include an incentive stock option granted by SRSWOWcast in Fiscal 2001 to Ms. Drescher to purchase 50,000 shares of common stock of our wholly-owned subsidiary, SRSWOWcast, at an exercise price of $2.00 per share and a non-qualified stock option granted by SRSWOWcast to purchase 50,000 shares of common stock of our wholly-owned subsidiary, SRSWOWcast, at an exercise price of $2.00 per share.

(11)
Does not include an incentive stock option granted by SRSWOWcast in Fiscal 2000 to Ms. Drescher to purchase 200,000 shares of common stock of our wholly-owned subsidiary, SRSWOWcast, at an exercise price of $0.15 per share.

Stock Options

        Stock Option Grants.    The following table shows all stock option grants to the Named Executive Officers during Fiscal 2002.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options/SARs Granted(#)(1)
			Percent of Total Options/SARs Granted to All Employees
Name					Exercise or Base Price Per Share($)(2)	Expiration Date
							5% ($)		10% ($)
Thomas C.K. Yuen	50,000	(4)	3.12%		2.45	9/5/2012		$77,040		$195,233
James Gardner	25,000	(4)	1.56%		2.45	9/5/2012		$38,520		$97,617
Jennifer Drescher	20,000	(4)	1.25%		2.45	9/5/2012		$30,816		$78,093
Theodore A. Franceschi	125,000 30,000	(4) (4)	7.81 1.87	% %	3.87 2.45	1/30/2012 9/5/2012	$ $	304,228 46,224	$ $	770,973 117,140

(1)
Upon a change in control of the Company (as defined in the stock option agreements relating to the respective plans), the options shall, notwithstanding the installment vesting provisions, become immediately exercisable in full.

(2)
All options were granted at the fair market value on the date of grant.

(3)
We are required by the SEC to use 5% and 10% assumed rate of appreciation over the ten year option term. This does not represent our estimate or projection of the future Common Stock price. If the Common Stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

(4)
Nonqualified stock options which vest 25% on the first anniversary of the date of grant and the remainder vest quarterly pro rata over a 36 month period from the first anniversary of the date of grant.

        Option Exercises/Fiscal Year End Value.    The following table shows stock option exercises and the value of unexercised stock options held by the Named Executive Officers during Fiscal 2002.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas C.K. Yuen	—	—	407,848	142,500	$19,900	$49,438
James Gardner	—	—	78,750	—	$2,325	$0
Jennifer Drescher	—	—	109,420	65,000	$6,655	$13,800
Theodore A. Franceschi	—	—	—	155,000	$0	$19,200

(1)
Represents the positive difference between the closing price of the Common Stock on Monday, December 31, 2002 (the last stock trading day of the Fiscal Year) and the exercise price of the options.

(2)
Does not include options to purchase shares of common stock of our wholly-owned subsidiary, SRSWOWcast. At the end of Fiscal 2002, Mr. Yuen held options to purchase 650,000 shares of SRSWOWcast common stock, 312,500 of which were exercisable and warrants to purchase 50,000 shares of SRSWOWcast common stock. At the end of Fiscal 2002, Mr. Gardner held options to purchase 26,250 shares of SRSWOWcast common stock, 26,250 of which were exercisable. At the end of Fiscal 2002, Ms. Drescher held options to purchase 300,000 shares of SRSWOWcast common stock, 125,000 of which were exercisable. There is no public market for SRSWOWcast's common stock.

Employment Contracts and Termination of Employment and Change of Control Arrangements

        Mr. Yuen entered into an employment agreement with the Company effective as of July 1, 1996. Such agreement provided for a fixed base salary, with annual increases and performance bonuses at the discretion of the Board of Directors. The agreement provided for a base salary for Mr. Yuen of $175,000 per year commencing July 1, 1996 and $225,000 per year for the 12-month period commencing January 1, 1997; such base salary to be adjusted, thereafter, by the Board of Directors, but not to be reduced below the initial base salary provided in the agreement. Mr. Yuen's employment agreement provided that he should devote at least 40% of his time (based on an average eight hour work day) to the business of the Company. Mr. Yuen is permitted to directly engage in other business activities provided such activities are not competitive with the Company. The employment agreement with Mr. Yuen could be terminated by the Company for cause which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors, (b) the material breach of any term of the employment agreement and failure to cure such breach within 10 days after written notice thereof from the Company, or (c) the misappropriation of assets of the Company or any subsidiary by Mr. Yuen resulting in a material loss to such entity. Mr. Yuen could terminate the employment agreements upon 60 days prior written notice.

        The initial term of the employment agreement was two years. The agreement automatically renews for additional one year periods unless prior notice of termination is given by either the Company or Mr. Yuen. Mr. Yuen's employment agreement has been automatically renewed for each successive one year period. Effective April 1, 2000, on the basis of Mr. Yuen's commitment to devote substantially greater time to the business of the Company, the Compensation Committee of the Board set Mr. Yuen's annual salary at $300,000.

        In the event the Company either terminates Mr. Yuen's employment agreement at the end of the current term, or terminates such employment agreement during the current term without cause, Mr. Yuen is entitled to receive his salary and benefits for the remainder of the current term of his employment agreement plus an additional period of 12 months. During such period, Mr. Yuen is obligated to provide advisory services and may not compete with the Company. In addition, Mr. Yuen's employment agreement provides for the acceleration of the date of vesting for outstanding stock options if Mr. Yuen is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in the employment agreement.

        In addition to the agreement described above, certain of the Company's stock option plans contain termination or change of control provisions.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following equity compensation plans have been approved by the Company's stockholders: the SRS Labs, Inc. Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan (the "1993 Plan"), the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "1996 Plan"), and the SRS Labs, Inc. Amended and Restated 1996 Non-employee Directors' Stock Option Plan (the "Non-employee Directors Plan"). We do not have any equity compensation plans other than those approved by our stockholders, with the exception of one-time grants of warrants or options made by the Board of Directors from time to time.

        The following table sets forth information regarding the number of shares of our Common Stock that may be issued pursuant to our equity compensation plans or arrangements as of the end of Fiscal 2002.

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,905,410	(1)(5)	$3.90	1,402,194	(2)(5)
Equity compensation plans not approved by security holders	119,532	(3)(4)	$17.21	—
Total	6,024,942		$4.11	1,402,194

(1)
Represents shares of Common Stock that may be issued pursuant to outstanding options granted under the following plans: 164,317 shares under the 1993 Plan, 5,581,093 shares under the 1996 Plan and 160,000 shares under the Non-employee Directors Plan.

(2)
Represents shares of Common Stock that may be issued pursuant to options available for future grant under the following plans: 1,062,194 shares under the 1996 Plan and 340,000 shares under the Non-employee Directors Plan. The number of shares of Common Stock that may be issued pursuant to options available for future grant under the 1996 Plan will be increased by 1,500,000 if the Share Amendment (Proposal 2) is approved at the Annual Meeting.

(3)
Represents 100,000 warrants granted by our Board of Directors to Microsoft Corporation ("Microsoft") in connection with a technology and marketing alliance between the Company and Microsoft. These warrants were granted pursuant to a stand-alone agreement and not pursuant to any plan.

(4)
Represents 19,532 shares of Common Stock that may be issued pursuant to options granted in 1994 to two Company officers under Executive Option Agreements.

(5)
No options have been granted under the 1993 plan since June 7, 1996. The 1993 plan will expire on December 10, 2003.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Company's Board of Directors currently consists of Messrs. Sedmak and Chang. In addition, Robert Pfannkuch served on the Compensation Committee until October 28, 2002. None of these individuals was an officer or employee of the Company at any time during Fiscal 2002. Neither Mr. Chang nor Mr. Pfannkuch has ever served as an officer of the Company or any of its subsidiaries. Mr. Sedmak served as President of the Company from June 1993 until July 1998. In addition, Mr. Sedmak served as Chief Operating Officer of the Company from June 1996 until July 1998.

Report of the Compensation Committee

        This Report on Executive Compensation shall not be deemed incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Compensation Committee views the compensation process to be evolutionary. Recognizing that this is a complex area and that there is no perfect program that meets the needs of every company, change should be expected from time to time. The Compensation Committee evaluates performance in a changing economic and regulatory environment against the backdrop of the Company's evolution as a leading provider of audio and voice enhancement technology solutions.

        During Fiscal 2002, the Company's compensation philosophy for all of its executive officers was based upon three primary themes: (a) offer base compensation sufficient to attract and retain high quality management talent; (b) provide variable compensation components (including short and long-term incentive awards) which are linked with the performance of the Company and that align executive remuneration with the interests of the stockholders; and (c) provide a benefits package which is competitive with similarly situated companies. Although the Compensation Committee believes the Company's compensation package for its executive officers is competitive with similarly situated companies, the Compensation Committee did not specifically compare the Company's compensation with the compensation provided by the members of the peer groups referenced in the performance graph below.

Tax Law Limits On Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation in excess of $1 million are deductible only if performance criteria related to such compensation are specified in detail and the stockholders have approved the compensation arrangements. The Company believes that it is in the best interests of its stockholders to structure compensation plans to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

        The Board will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Board is prepared, if it deems appropriate, to enter into compensation arrangements or pay compensation under which payments may not be deductible under Section 162(m); such deductibility will not be the sole factor used by the Board in ascertaining appropriate levels or modes of compensation.

        In Fiscal 2002, since no executive officer of the Company was expected to earn compensation of $1,000,000 or more (as calculated under Section 162(m)), the Company did not take steps to avail itself of all potential deductions for executive officer compensation in excess of $1,000,000.

Compensation Program Components

        In Fiscal 2002, the components of the Company's executive compensation program consisted of (a) base salary, (b) the opportunity to earn a quarterly and annual bonus determined under an incentive bonus program, (c) the opportunity to earn a year-end bonus determined under a supplemental executive bonus program, (d) awards under the Company's discretionary stock option plans, (e) individual merit bonuses, viewed on a case-by-case basis, and (f) discretionary Company contributions under the Company's SRS Labs, Inc. 401(k) Plan (the "401(k) Plan").

        The only award of compensation to the Chief Executive Officer and the other executive officers of the Company which was directly related to the Company's performance was compensation to be earned under the Company's Annual Supplemental Executive Bonus Plan. However, the Compensation Committee also considers the Company's performance as a factor in granting the number of stock options, annual base salary increases and discretionary bonuses. Of course, the compensation benefits related to stock option grants are related to the Company's performance as reflected in the price of the Common Stock underlying the option.

        Base Salary.    Base salaries are evaluated annually for all executive officers, including the Chief Executive Officer. In Fiscal 2002, Mr. Yuen's base salary remained unchanged at $300,000 per year. In determining the appropriate salary levels for the executive officers, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience, past performance and prevailing compensation levels for similar positions at comparable companies.

        Incentive Bonus Plan.    In Fiscal 2002, all of the Company's employees, including the Chief Executive Officer and the other executive officers of the Company, were eligible to receive incentive bonuses under the Annual Incentive Bonus Plan (the "Incentive Bonus Plan"). The Incentive Bonus Plan (a) recognizes that management's contribution to stockholders returns comes from maximizing earnings and the quality of those earnings, and (b) is designed to provide a performance-based incentive for the Company's executive officers and to attract and retain qualified personnel. Under the Incentive Bonus Plan, bonuses are paid based on a percentage of the excess of the Company's actual operating profit for the applicable fiscal year over targeted operating profit goals for that year. Bonus amounts under the Incentive Bonus Plan are based upon a percentage of the recipient's annual salary. The targets for the Incentive Bonus Plan are evaluated and established annually by the Compensation Committee. The Incentive Bonus Plan was administered by the Compensation Committee for Fiscal 2002 and is subject to change or termination by the Company at any time. In Fiscal 2002, $15,000 was earned by the Chief Executive Officer and an aggregate of $33,822 was earned by the Company's other executive officers under the Incentive Bonus Plan.

        Supplemental Executive Bonus Plan.    In Fiscal 2002, the Chief Executive Officer and the other executive officers of the Company were eligible to receive an incentive bonus under the Annual Supplemental Executive Bonus Plan (the "Supplemental Plan"). The Supplemental Plan (a) recognizes that management's contribution to stockholders returns comes from maximizing earnings and the quality of those earnings, and (b) is designed to provide a performance-based incentive for the Company's executive officers and to attract and retain qualified personnel.

        Under the Supplemental Plan, bonuses are paid based on a percentage of the excess of the Company's actual operating profit for the applicable fiscal year over targeted operating profit goals for that year. Bonus amounts under the Supplemental Plan are divided equally among the Company's executive officers. Executive officers who are employed for a portion of the applicable fiscal year are entitled to a pro-rated bonus share, with the remaining bonus share being returned to the pool to be divided equally among the other executive officers who held their positions for the entire fiscal year.

        The targets for the Supplemental Plan are evaluated and established by the Compensation Committee on an annual basis. The Supplemental Plan was administered by the Compensation

Committee for Fiscal 2002 and is subject to change or termination by the Company at any time. In Fiscal 2002, no bonuses were earned by the Chief Executive Officer or the Company's other executive officers under the Supplemental Plan.

        Stock Options.    In Fiscal 2002, the Compensation Committee awarded in the aggregate options to purchase 50,000 shares of Common Stock to the Chief Executive Officer and options to purchase an aggregate of 480,000 shares of Common Stock to the Company's other executive officers. To date, the Compensation Committee has viewed the options program as a necessary supplement to the base salary to provide a competitive compensation package as well as a reward and an incentive for superior on-the-job performance. See the table under this caption "Compensation of Executive Officers—Stock Options—Option Grants in Last Fiscal Year" herein.

        Discretionary Bonus.    In Fiscal 2002, the Compensation Committee did not award any discretionary bonuses to the Chief Executive Officer or any of the Company's other executive officers.

        401(k) Plan.    In addition to the executive officers, all employees of the Company who are at least 21 years of age and who have completed six months of service are eligible to participate in the 401(k) Plan, a plan which is intended to qualify under Sections 401(a) and 401(k) of the Code. Participants in the 401(k) Plan may make effective salary reduction contributions to the 401(k) Plan of up to 15% of their annual compensation, not to exceed $11,000 in Fiscal 2002, as adjusted for inflation. In addition, the Company also may contribute additional amounts determined in its sole discretion. The level of the Company's contributions is related to the Company's financial ability to make a contribution and the competitive compensation packages offered to employees at comparable companies. Employee contributions and the Company contributions, if any, are fully vested and non-forfeitable at all times. Benefits under the 401(k) Plan generally become payable upon separation from service, retirement, death or disability. In Fiscal 2002, Thomas C.K. Yuen, James Gardner, Alan Kraemer, Jennifer Drescher, Theodore Franceschi and Darrell Baker all participated in the 401(k) Plan. The Company made a contribution to the 401(k) Plan in Fiscal 2002 in the amount of $2,625 for the benefit of the Chief Executive Officer and in the aggregate amount of $10,940 for the benefit of the other executive officers.

SRS LABS, INC.
COMPENSATION COMMITTEE

Robert Pfannkuch(1)
Gareth Chang
Stephen Sedmak(2)

(1)
Member of the Compensation Committee until October 22, 2002.
(2)
Member of the Compensation Committee beginning October 28, 2002.

Performance Graph

        The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The following graph compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return on (a) the S&P Smallcap 600 Index and (b) two indices of four (4) peer companies selected by the Company. The search was limited to publicly-traded companies in the audio enhancements and technology business with market capitalizations of under $100 million. The Company has selected a new peer group for Fiscal 2002.

Three members of the peer group have been changed from the group selected by the Company for Fiscal 2001. ACT Teleconferencing, Andrea Electronics Corp., NCT Group, Inc. have been removed from the old peer group, and LSI Logic Corp., Rambus, Inc. and Virage Logic Corp. have been added to the new peer group. The Company believes that the new peer group is a more appropriate group of the Company's current competitors. This peer group index is subject to occasional change as the Company or its competitors change their focus, merge or are acquired, undergo significant changes, or as new competitors emerge. The comparison assumes $100 was invested on December 31, 1997, in SRS Labs stock and in each of the indices shown and assumes that all of the dividends were reinvested.

        The comparisons in this table are required by the SEC and, therefore, are not intended to forecast or be indicative of possible future performance of the Common Stock.

Comparison of Cumulative Total Return(1)

	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002
SRS Labs, Inc.	100.00	48.74	78.99	27.74	48.81	41.55
S&P SmallCap 600 Index	100.00	98.69	110.94	124.03	132.14	112.81
New Peer Group(2)	100	116.00	286.28	208.51	137.94	59.17
Old Peer Group(3)	100	39.39	35.78	18.33	11.65	3.61

(1)
The graph assumes that the value of the investment in the Common Stock and in each index was $100 at December 31, 1997. The returns of each component issuer in the peer group have been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated.
(2)
The New Peer Group for Fiscal 2002 is comprised of the following companies: LSI Logic Corp., Rambus, Inc. and Virage Logic Corp. and Spatializer Audio Laboratories, Inc.
(3)
The Old Peer Group for Fiscal 2001 was comprised of the following companies: ACT Teleconferencing, Andrea Electronics Corp., NCT Group, Inc., and Spatializer Audio Laboratories, Inc.

TRANSACTIONS WITH MANAGEMENT
AND OTHERS

        The Company's corporate headquarters are located in Santa Ana, California, in a 23,400 square foot facility consisting of office and warehouse space. The Company leases the facility from Daimler Commerce Partners, L.P. (the "Partnership"), an affiliated partnership. The general partner of the Partnership is Conifer Investments, Inc. ("Conifer"). The sole shareholders of Conifer are Thomas C.K. Yuen and Misako Yuen, as co-trustees of the Thomas Yuen Family Trust (the "Trust"), and the executive officers of Conifer include Mr. and Mrs. Yuen. Mr. and Mrs. Yuen, as co-trustees of the Trust, also beneficially own a significant amount of the outstanding shares of Common Stock. Mr. Yuen is the Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the Company's lease agreement with the Partnership, the Company leases all 23,400 square feet of space at the above-referenced facility. The lease has a term of two years commencing in June 2002 and expiring in May 2005, with an option to renew for an additional three years. The Company paid the Partnership rent of $198,900 during Fiscal 2002.

        The Company and Sierra Digital Productions, Inc. ("Sierra Digital") entered into a Consulting Agreement dated August 23, 1994, pursuant to which Sierra Digital provides product definition, development and design services on a 100% time commitment basis to the Company in connection with the Company's research and development of its sound technologies. The president and sole shareholder of Sierra Digital is Alan D. Kraemer, the Company's Executive Vice President of Technology and Business Development. Pursuant to the Consulting Agreement, the Company pays to Sierra Digital a monthly retainer of $10,083.33 per month plus expenses. For Fiscal 2002, the Company paid Sierra Digital $121,000. The Company paid Sierra Digital $121,000 and $111,958 during Fiscal 2001 and Fiscal 2000, respectively.

        In addition to the Consulting Agreement, Mr. Kraemer entered into an employment agreement with the Company effective as of July 1, 1996. Such agreement provides for a fixed base salary, with annual increases and performance bonuses at the discretion of the Board of Directors. The agreement provides for base salary of $65,000 per year commencing July 1, 1996. Thereafter, such base salary may be adjusted by the Board of Directors and/or Compensation Committee, but it may not be reduced below the initial base salary provided in the agreement. Mr. Kraemer's employment agreement acknowledges that he serves as President of Sierra Digital and that he may continue to do so while employed by the Company. The employment agreement may be terminated by the Company for cause which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors, (b) the material breach of any term of the employment agreement and failure to cure such breach within ten (10) days after written notice thereof from the Company, or (c) the misappropriation of assets of the Company or any subsidiary by Mr. Kraemer resulting in a material loss to such entity. The employment agreement may be terminated by Mr. Kraemer upon sixty (60) days prior written notice. The initial term of the employment agreement was from May 1, 1996 to April 30, 1999. The employment agreement automatically renews for additional one (1) year periods unless prior notice of termination is given by either the Company or the employee. The employment agreement has been automatically renewed for each successive renewal period. In the event that the Company either terminates the employment agreement at the end of the current term, or terminates the employment agreement during the current term without cause, Mr. Kraemer is entitled to receive his salary and benefits for the remainder of the current term of the employment agreement plus an additional period of twelve months. During such period, Mr. Kraemer is obligated to provide advisory services and may not compete with the Company. The employment agreement also generally provides Mr. Kraemer with compensation for the remainder of the current term plus an additional 12 months and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if Mr. Kraemer is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in the employment agreement. For Fiscal

2002, Mr. Kraemer was paid $95,300 pursuant to the employment agreement. The Company paid Mr. Kramer $68,667 and $65,000 during Fiscal 2001 and Fiscal 2000, respectively. In addition, the Company made a contribution in the amount of $2,434, $2,163 and $813 for the benefit of Mr. Kraemer to the Company's 401(k) plan during Fiscal 2002, 2001 and 2000, respectively and paid $3,560, $3,417 and $3,284 for the benefit of Mr. Kraemer for disability insurance during Fiscal 2002, Fiscal 2001 and Fiscal 2000, respectively.

        As of the Record Date, Mr. Kraemer held 200 shares of Common Stock and held stock options providing the right to acquire 181,515 shares of Common Stock through June 23, 2003 (within 60 days of the Record Date). In addition, Mr. Kraemer held SRSWOWcast stock options providing the right to acquire 150,000 shares of SRSWOWcast common stock through June 23, 2003. In Fiscal 2002, the Company granted nonqualified stock options to Mr. Kraemer to purchase 30,000 shares of Common Stock at an exercise price of $2.45 per share. The options, which were not exercisable at the end of Fiscal 2002 and vest 25% on the first anniversary of the date of grant, with the remainder vesting quarterly over a 36 month period from the first anniversary of the date of grant. The options granted to Mr. Kraemer represented 1.4% of the total options granted to all employees in Fiscal 2002. The potential realizable value of the options granted to Mr. Kraemer during Fiscal 2002, for the term of the options is $46,224 assuming a 5% annual rate of stock appreciation and $117,140 assuming a 10% annual rate of stock appreciation. At the end of Fiscal 2002, Mr. Kraemer held 265,265 SRS Labs, Inc. stock options, 162,765 of which were exercisable. The value of unexercised in-the-money options held by Mr. Kraemer at the end of Fiscal 2002 was $71,318, including $45,143 that were exercisable and $26,175 that were unexercisable. Mr. Kraemer exercised no options during Fiscal 2002.

        At the end of Fiscal 2002, Mr. Kraemer held options to purchase 300,000 shares of SRSWOWcast common stock, 150,000 of which were exercisable. There is no public market for SRSWOWcast's common stock.

        Mr. Raymond Choi, a beneficial owner of more than 5% of the shares of the Company's Common Stock, an executive director of ValenceTech and the President of Valence Semiconductor Design Limited ("VSD"), a subsidiary of the Company and ValenceTech, entered into an employment agreement with the Company and VSD, effective March 2, 1998, in connection with the Company's acquisition of Valence. The agreement provided for an initial base salary of $184,516 per year commencing March 3, 1998, which may be adjusted by the Board of Directors, but not below the initial base salary. In 1999, Mr. Choi's base salary was $244,950 per year. The agreement may be terminated for cause (defined in a similar manner as Mr. Kraemer's employment agreement referenced above) and may be terminated by Mr. Choi upon 60 days prior written notice. The initial term of the agreement ended December 31, 2000 but such agreement automatically renews for additional one year periods unless prior written notice of termination is given by the Company or Mr. Choi. In the event the Company or VSD terminates the agreement without cause (or decides not to renew such contract), Mr. Choi would be entitled to receive his salary and benefits for the remainder of the current term of the agreement plus an additional period of 12 months. During such period, Mr. Choi would be obligated to provide advisory services to the Company and may not compete with the Company or its subsidiaries. In addition, the employment agreement of Mr. Choi provides for similar benefits as provided under Mr. Kraemer's employment contract in the context of a change of control. On June 9, 2000, the Company, Valence and Mr. Choi cancelled the previous employment agreement and entered, in lieu thereof, into a new employment agreement to which the only parties were ValenceTech, the successor to Valence, and Mr. Choi, with an effective date of April 1, 2000. The new agreement provided for a new initial base salary of $281,692, and contained provisions similar to Mr. Choi's previous employment agreement dated March 2, 1998, except the new agreement does not have a provision regarding a change of control. For Fiscal 2002, Mr. Choi was paid $281,692 pursuant to the employment agreement.

        On September 29, 2000, our wholly-owned subsidiary SRSWOWcast.com, Inc. ("SRSWOWcast") entered into a Series A Preferred Stock and Warrant Purchase Agreement (the "Agreement") with certain investors, including two of our directors (Messrs. Tu and Yuen), relating to the purchase and sale of up to 3,000,000 shares of SRSWOWcast Series A Convertible Preferred Stock ("Preferred Stock") for a purchase price of $2.00 per share (the "Private Placement"). In November 2000, pursuant to the Agreement, Messrs. Tu and Yuen each invested $1 million in SRSWOWcast in exchange for 500,000 shares of Preferred Stock. Messrs. Tu and Yuen also each received an immediately exercisable, three year warrant evidencing a right to purchase 50,000 shares of SRSWOWcast's common stock, exercisable at $2.50 per share. In connection with the Private Placement, we granted registration rights to the investors, including Messrs. Tu and Yuen, with respect to shares of SRSWOWcast common stock issuable upon conversion of the Preferred Stock and the exercise of the warrants.

        In February 2003, SRS Labs completed an exchange offer with the minority shareholders of SRSWOWcast, pursuant to which SRS Labs acquired all 3,000,000 outstanding shares of Series A Convertible Preferred Stock in exchange for the issuance of 332,184 shares of SRS Labs common stock (the "Exchange Offer"). In connection with the Exchange Offer, we issued 55,364 shares of our Common Stock to each of Messrs. Tu and Yuen in exchange for their respective 500,000 shares of Preferred Stock.

        In the opinion of management, the terms of the above-described agreements are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties at the time of their execution.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during Fiscal 2002, our officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements.

SUBMISSION OF STOCKHOLDER PROPOSALS
AND DIRECTOR NOMINATIONS FOR THE 2004 ANNUAL MEETING

Nominations for Directors for the 2004 Annual Meeting

        No person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Nominations of persons for election to the Board of Directors may be made by (a) the Board of Directors or a committee appointed by the Board of Directors or (b) any stockholder who (i) is a stockholder of record at the time of giving the notice provided for in the Nomination Bylaw, (ii) will be entitled to vote for the election of directors at the Annual Meeting and (iii) complies with the notice procedures set forth in the Nomination Bylaw.

        Nominations by stockholders must be made in written form to the Secretary of the Company. Under the Nomination Bylaw, to be timely for an annual meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting provided, however, that in the event that the date of an annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received by us not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made.

        Therefore, in order to be timely for the 2004 Annual Meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not earlier than March 20, 2004 and not later than April 19, 2004. To be effective, the written notice must include (a) the name and address as they appear on our books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (b) a representation that the stockholder giving the notice is a holder of record of our stock entitled to vote at the Annual Meeting to nominate the person or persons specified in the notice; (c) the number of shares of common stock owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (d) a description of all arrangements or understandings between or among any of (i) the stockholder giving the notice, (ii) the beneficial owner on whose behalf the notice is given, (iii) each nominee, and (iv) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (e) such other information regarding each nominee proposed by the stockholder giving the notice as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board; and (f) the signed consent of each nominee to serve as a director of the Company if so elected.

Stockholder Proposals for the 2004 Annual Meeting

        Under the terms of the Stockholder Proposal Bylaw, to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, (c) otherwise properly brought before an annual meeting by a stockholder. For business (other than the nomination of directors, which is governed by the Nomination Bylaw) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.

        If you want us to consider including a proposal in the Company's proxy materials relating to the annual meeting of stockholders to be held in the year 2004, you must submit such proposal to the Company no later than January 1, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. You should direct any such stockholder proposals to the attention of the Secretary of the Company at our address set forth on the first page of this Proxy Statement.

        With respect to any proposal that one of our a stockholders presents at the annual meeting of stockholders to be held in the year 2004 that is not submitted for inclusion in the Company's proxy materials, to be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within 30 days before or after such anniversary date, then for the notice by the stockholder to be timely it must be so received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Therefore, in order to be timely for the 2004 Annual Meeting, a stockholder's notice regarding a proposal not to be included in the Company's proxy materials must be delivered to or mailed and received at our principal executive offices not earlier than March 20, 2004 and not later than April 19, 2004. With respect to any proposal that a stockholder of the Company presents at the annual meeting of stockholders to be held in the year 2004 that is not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of stockholders will confer discretionary voting authority to vote on such stockholder proposal unless (a) we are notified of such proposal no later than March 25, 2004, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

        To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

ANNUAL REPORT

        You may obtain, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but we will charge a reasonable fee to stockholders requesting such exhibits. You should direct your request in writing to us at the address of the Company set forth on the first page of this Proxy Statement, attention: Janet M. Biski, Secretary.

OTHER MATTERS

        The Board of Directors does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

By Order of the Board of Directors,

Janet M. Biski Chief Financial Officer, Treasurer and Secretary
Santa Ana, California April 30, 2003

Appendix A

SRS Labs, Inc.
Audit Committee Charter

Introduction

        The executive management of SRS Labs, Inc. (the "Company") is primarily responsible for the completeness and accuracy of the Company's financial reporting and the adequacy of its internal financial and operating controls. The Company's Board of Directors (the "Board") has responsibility to oversee management's exercise of these responsibilities. To assist the Board, the Company has established, through its Bylaws, an Audit Committee (the "Committee") whose authority and responsibilities are described by this Charter.

Purpose

        This Charter is created in order to define the Committee's objectives, the range of its authority, the scope of its activities and its duties and responsibilities. It is intended to give Committee members, management and external auditors a clear understanding of their respective roles. The Committee and the Board will review and assess the adequacy of this Charter annually.

        The purpose of the Committee is to assist the Board in overseeing: (i) the integrity of the Company's financial statements as well as systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (ii) the Company's compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Company's independent auditors; (iv) the Company's financial risk; and (v) the performance of the Company's internal audit function and independent auditors.

        In carrying out this purpose, the Committee will maintain and facilitate free and open communication between directors, the independent auditors and the financial management of the Company.

Responsibilities

        The Committee is to perform activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission ("SEC") and any stock exchange or market on which the Company's securities may be listed from time to time, and perform such other activities that are consistent with this Charter, the Company's Bylaws and governing laws, as the Committee or the Board deem necessary or appropriate. Without limiting the foregoing, the Committee's responsibilities are to:

        A.    Integrity of Financial Statements

  1.
  direct the independent auditors to review, before filing with the SEC, the Company's interim and annual financial statements included in quarterly and annual reports on Form 10-Q and Form 10-K, respectively, using professional standards and procedures for conducting such reviews;

  2.
  review and discuss with management and the independent auditors the quarterly unaudited financial statements and review the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation" prior to filing with the SEC the Company's Quarterly Reports on Form 10-Q in which they are included;

  3.
  review and discuss with management and the independent auditors the annual audit, financial statements, including the Company's disclosures under "Management's Discussion and

    Analysis of Financial Condition and Results of Operation," prior to filing with the SEC the Company's annual report on Form 10-K in which they are included; following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K;

  4.
  discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61;

  5.
  discuss with management earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, paying particular attention to the use of "proforma" or "adjusted" non-GAAP financial information;

  6.
  report at least quarterly to the full Board regarding any issues that arise relating to, among other things, financial reporting and compliance and auditor independence;

  7.
  review the Company's internal audit plan and the results of any internal audit reports;

  8.
  review any reports submitted by the independent auditor, including the report relating to (i) all critical accounting policies and practices used, (ii) all alternative treatments of financial information with generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

  9.
  review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, the effect of regulatory and accounting initiatives and off-balance sheet transactions on the financial statements and analyses prepared by management and/or the independent auditors on significant financial reporting issues and judgments;

  10.
  inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements;

  11.
  inquire of management and the independent auditors if there were any significant financial accounting or reporting issues discussed during the accounting period and, if so, how they were resolved or if not resolved, inquire as to the disagreements; and

  12.
  discuss among themselves, without management or the independent auditors present, the quality of the accounting principles applied in the preparation of the Company's financial statements and significant judgments affecting the financial statements; and the independent auditors' view of the quality of those principles and such judgments.

        B.    Compliance with Legal and Regulatory Requirements

  1.
  provide a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A;

  2.
  review and update the Committee's charter, structure, processes and membership requirements as needed.

  3.
  review management's oversight of the Company's policies and procedures regarding compliance with law (including the Foreign Corrupt Practices Act) and with significant corporate policies (including the Company's standards and codes of conduct) and make recommendations to the Board concerning these matters;

  4.
  review, approve and monitor the Company's code of ethics for its senior financial officers; in addition, the Committee shall have the authority to waive the Company's code of ethics when necessary and warranted, provided that any such waiver is promptly disclosed to the Company's shareholders;

  5.
  review, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements; and

  6.
  review and approve all related party transactions for which audit committee approval is required by applicable law or the rules of the Nasdaq Stock Market.

        C.    Qualifications and Independence of Auditors

  1.
  select, appoint, evaluate, determine funding for and, where appropriate, replace the independent auditors (including attempting to resolve disagreements between management and the independent auditors) for the purpose of preparing or issuing an audit report or related work to comply with Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated by the SEC thereunder; in addition, the Committee may nominate the independent auditors to be proposed for shareholder approval or ratification in the proxy statement; the independent auditors shall report directly to the Committee;

  2.
  review with management the performance, appointment and/or termination of the independent auditors; review and evaluate the senior members of the independent auditors' team, in particular the lead audit partner and the reviewing partners and determine whether periodic rotation of the auditing firm is appropriate;

  3.
  give prior approval of all audit services and any non-audit services, including tax and compliance and planning, permissible pursuant to the Sarbanes-Oxley Act performed by the independent auditors for the Company at anytime (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditor, all audit engagement fees and terms and all non-audit engagements as may be permissible, with the independent auditor;

  4.
  ensure that the independent auditors provide a formal written statement to the Committee setting forth all relationships between the independent auditors and the Company, consistent with the Independence Standards Board Standard No. 1;

  5.
  discuss with the independent auditors any disclosed relationships or services which may impact the objectivity and independence of the independent auditors;

  6.
  take, or recommend that the full Board take, appropriate action to ensure the independence of the independent auditors;

  7.
  review with management and the independent auditors the annual audit scope and approach, critical accounting policies, audit conclusions regarding significant accounting estimates/reserves;

  8.
  review with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system;

  9.
  review with management and the independent auditors the Company's compliance with laws and regulations having to do with accounting and financial matters;

  10.
  consider whether the independent auditors should meet with the full Board to discuss any matters relative to the financial statements and/or any potentially relevant matters, and to answer any questions that other directors may have;

  11.
  obtain an annual report from the Company's independent auditors describing (i) the independent auditors' quality-control procedures and any material issues raised by its most recent internal quality-control review, or peer review, (ii) governmental or professional investigations during the last five years with respect to other audits carried out by the firm and (iii) all relationships between the auditors and the Company; and

  12.
  establish hiring policies for employees or former employees of the independent auditors.

        D.    Private Discussions with Independent Auditors

  1.
  meet privately with the independent auditors at least once a year to request their opinion on various matters including the quality of the Company's accounting principles as applied in its financial reporting and the quality and performance of its financial and accounting personnel; and

  2.
  discuss privately with the independent auditors any issues required from time to time by rules of the SEC, Financial Accounting Standards Board ("FASB") and National Association of Securities Dealers ("NASD").

        E.    Post Audit Review

  1.
  review with management and the independent auditors the results of each independent audit, including any qualifications of the independent auditors' opinion, any related management letter, any significant suggestions for improvements set forth in the management letter by the independent auditor, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department that are material to the Company as a whole, and management's response to those reports;

  2.
  the annual management letter comments and management's responses to each; and

  3.
  ask the independent auditors what their greatest concerns were (including any serious difficulties encountered) and if they believe anything else should be discussed with the Committee that has not been raised or covered elsewhere.

        F.    Litigation

  1.
  discuss/review with management, company counsel, and the independent auditors the substance of any significant issues raised by counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company's financial statements.

        G.    Financial Risk

  1.
  inquire of management, the senior internal auditing executive, if any, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize or control the Company's exposure to such risk; and

  2.
  discuss policies on risk assessment and risk management, the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

        H.    Performance of Internal Audit Function and Independent Auditors

  1.
  review the appointment, replacement, reassignment, or dismissal of the senior internal auditing executive;

  2.
  hold separate meetings at least quarterly with management and the Company's internal and independent auditors to discuss the adequacy, effectiveness and efficiency of management processes, internal financial systems and operating controls including computerized information system controls and security and any related significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto and to review before release, the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

  3.
  submit to an annual performance evaluation of the Committee by the Nominating/Corporate Governance Committee;

  4.
  consider, in consultation with the independent auditors and the senior internal auditing executive, if any, the audit scope and plan of the internal auditors and the independent auditors to assure completeness of coverage and the effective use of audit resources;

  5.
  review annually the continuing professional education for the year of the internal audit staff members; and

  6.
  review with the independent auditors any audit problems or difficulties and management's response, including restrictions on the scope of the independent auditor's activities or access to information and any accounting adjustments that were noted or proposed by the independent auditors but were not made.

        I.    Other

  1.
  review the internal accounting function of the Company.

  2.
  establish procedures to receive and address complaints regarding accounting, internal controls or auditing issues and employees' confidential anonymous concerns regarding accounting or auditing matters;

  3.
  initiate and conduct the investigation of any matter within the Committee's scope of responsibility;

  4.
  serve as a channel of communication between the independent auditors and the Board and between the senior internal auditing executives and the Board;

  5.
  report to the Board on the Committee's review of the Company's financial statements and any disagreements or significant disputes between management and the independent auditors that arose in connection with the preparation of those financial statements;

  6.
  meet periodically with management to provide guidance concerning major capital expenditures, infrastructure investments, financial strategies and special projects and other significant financial matters; and

  7.
  perform such other duties as may be requested by the Board.

Membership, Size, Composition and Term of Appointment

        The Committee shall consist of no fewer than three directors each of whom are independent as defined by the rules and regulations of the Nasdaq Stock Market and the Sarbanes-Oxley Act. Further, no member of the Committee may own or control more than 19.9% of the voting power of the Company's Common Stock. Each member shall be financially literate and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement and at least one member who is a financial expert who shall have accounting or related financial management expertise as defined by the relevant rules promulgated by the FASB, SEC, and the NASD or other regulatory body. The Board shall appoint the Committee's Chairperson and members annually. The Chairperson shall have accounting or related financial management expertise as defined by the relevant rules promulgated by FASB, the SEC, the NASD or other regulatory body. No director who serves on the audit committee of three or more companies whose stock is publicly traded may serve on the Committee.

Meetings

        The Committee will meet at least four times each year.

        The Committee may establish its own schedule, which it will provide to the Board in advance.

        The Committee will meet separately, at least quarterly with each of management, the internal auditors and the independent auditors to review the financial affairs of the Company.

        The Committee Chairperson will establish an agenda for each meeting after consultation with each Committee member and management.

        The Committee may designate a non-voting Secretary or Acting Secretary for the Committee, who shall assist in the administration of meetings and prepare the minutes of such meetings, as requested by the Committee.

        The minutes of all Committee meetings will be prepared and distributed to all Committee members and approved at subsequent meetings. Final minutes of all Committee Meetings shall be sent to the Secretary of the Company for distribution to the full Board and placed in the records of the Company.

Authority/Oversight by the Board

        The Committee derives its authority from the Bylaws of the Company. The Committee's direct reporting relationship is to the Board. The Committee is authorized to have full and unrestricted access to all personnel, records, operations, properties, and other informational sources of the Company as required to properly discharge its responsibilities.

        The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities on a current basis. The Committee will perform all duties determined by the Board.

        The Board will determine annually that the Committee's members are independent, as defined by the relevant rules promulgated by FASB, the SEC and the NASD, and that the Committee has fulfilled its duties and responsibilities.

Outside Advisors

        The Committee shall have the authority to engage independent counsel and other advisors, as it deems necessary to carry out its duties. The Company shall provide for the appropriate funding, as determined by the Committee, for payment of compensation (i) to any such counsel and other advisors engaged by the Committee and (ii) to the independent auditors employed by the Company for the purpose of rendering or issuing an audit report.

Reports

        In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

Delegation of Authority

        The Committee may delegate to one or more designated members of the Committee who are independent directors the authority to pre-approve any transaction for which such delegation is permissible under applicable law and the rules of the Nasdaq Stock Market, provided that such pre-approved decision is subsequently presented to the full Committee at its scheduled meetings.

Compensation

        Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chairperson of the Committee. Fees may be paid in such form of consideration as is determined by the Board.

        Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof or as Chairperson of the Board or Chairperson of any committee of the Board.

Appendix B

SRS LABS, INC.
AMENDED AND RESTATED 1996 LONG-TERM
INCENTIVE PLAN, AS AMENDED

        1.    Purpose.    The purpose of this Plan is to attract and retain directors, officers, key employees and consultants for SRS Labs, Inc., a Delaware corporation (the "Corporation"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2.    Definitions.    As used in this Plan,

        "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

        "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

        "Board" means the Board of Directors of the Corporation.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means the committee described in Section 16(a) of this Plan.

        "Common Shares" means (i) shares of the common stock of the Corporation, par value $.001 per share, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

        "Date of Grant" means the date specified by the Committee on which a grant of Option Rights or Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

        "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

        "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

        "Free-standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

        "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

        "Less-Than-80-Percent Subsidiary" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

        "Management Objectives" means the achievement of a performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend credits. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee"

within the meaning of Section 162(m) of the Code (or any successor provision) shall be limited to specified levels of or growth in:

  (i)
  return on invested capital;

  (ii)
  earnings per share;

  (iii)
  return on assets;

  (iv)
  return on equity;

  (v)
  shareholder return;

  (vi)
  sales growth;

  (vii)
  productivity improvement; and/or

  (viii)
  net income.

        Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

        "Market Value per Share" means, at any date, (i) the closing sales price for the Common Shares on that date, if available, or, if there are no sales on that date or if a closing sales price is not available, (ii) the average of the "bid" and "asked" prices of the Common Shares on that date, in each case as reported by the National Association of Securities Dealers Automated Quotation System or any national securities exchange on which the Common Shares are then traded, or, if (i) or (ii) are not available, the fair market value of the Common Shares as determined by the Committee from time to time.

        "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

        "Option Price" means the purchase price payable upon the exercise of an Option Right.

        "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

        "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at that time an officer, any other key employee, a director or a consultant of the Corporation or any Subsidiary, or who has agreed to commence serving in any such capacity.

        "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

        "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

        "Performance Unit" means a bookkeeping entry that records a unit equivalent to $100.00 awarded pursuant to Section 8 of this Plan.

        "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

        "Restricted Shares" mean Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

        "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

        "Spread" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.

        "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

        "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

        3.    Shares Available under the Plan.

        (a)  Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from all substantial risks of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed 8,500,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. If any award terminates, expires or is cancelled with respect to any Common Shares, new awards may thereafter be granted covering such Common Shares.

        (b)  Upon the full or partial payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation.

        (c)  Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

        (d)  Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Option Rights for more than 750,000 Common Shares during any period of three consecutive calendar years subject to adjustment as provided in Section 10 of this Plan.

        (e)  Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of one calendar year receive awards of Performance Shares and Performance Units having an aggregate value as of their respective Dates of Grant in excess of $750,000.

        4.    Option Rights.    The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a)  Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

          (b)  Each grant shall specify an Option Price per Common Share, which in the case of Incentive Options, shall be equal to or greater than the Market Value per Share on the Date of Grant and, in the case of other options, shall not be less than eighty-five percent (85%) of the Market Value per Share on the Date of Grant.

          (c)  Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) non-forfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration, including, without limitation, promissory notes, that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d)  Any grant may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e)  Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

          (f)    Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other non-cash consideration authorized under Sections 4(d) and (e) above.

          (g)  Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

          (h)  Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercisability of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (i)    Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (j)    Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

          (k)  On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (l)    No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          (m)  Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

        5.    Appreciation Rights.    The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Appreciation rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a)  Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (b)  Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

          (c)  Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

          (d)  Any grant may specify that an Appreciation Right may be exercised only in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (e)  Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (f)    Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

          (g)  Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

          (h)  Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

          (i)    Regarding Free-standing Appreciation Rights only:

              (i)  Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

            (ii)  Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

            (iii)  Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event; and

            (iv)  No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        6.    Restricted Shares.    The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a)  Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b)  Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c)  Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (d)  Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e)  Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f)    Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (g)  Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

        7.    Deferred Shares.    The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a)  Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          (b)  Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c)  Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (d)  During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e)  Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

        8.    Performance Shares and Performance Units.    The Committee may also authorize grants to Participants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a)  Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, subject to the limitations in Section 3, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b)  The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (c)  Each grant shall specify the Management Objectives that are to be achieved by the Participant and each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (d)  Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          (e)  Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

          (f)    Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or in additional Common Shares on a current, deferred or contingent basis.

          (g)  Each grant of Performance Shares or Performance Units shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

        9.    Transferability.

        (a)  No Option Right or other derivative security (as that term is used in Rule 16b-3) awarded under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution or, other than with respect to an Incentive Stock Option, a qualified domestic relations order, as defined in the Code. Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

        (b)  Any award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or in payment of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

        10.    Adjustments.    The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, (b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares (including shares of another issuer) covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to this Plan.

        11.    Fractional Shares.    The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

        12.    Withholding Taxes.    To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

        13.    Participation by Employees of a Less-Than-80-Percent Subsidiary.    As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Less-Than-80-Percent Subsidiary, regardless whether such Participant is also employed by the Corporation or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

        14.    Certain Terminations of Employment, Hardship and Approved Leaves of Absence.    Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 6(d) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

        15.    Foreign Employees.    In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, or restatements shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

        16.    Administration of the Plan.

        (a)  This Plan shall be administered by the Compensation Committee of the Board appointed from time to time by the Board of Directors of the Corporation. The Committee shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. In the absence of a Committee or in the event of grants to non-employee directors, this Plan shall be administered by the Board, and, in such case, all references to the "Committee" herein shall be deemed to be references to the Board.

        (b)  The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares, Performance Shares and Performance Units and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

        17.    Amendments and Other Matters.

        (a)  This Plan may be amended from time to time by the Committee or the Board, but except as expressly authorized by this Plan no such amendment shall increase the maximum number of shares specified in Section 3(a) of this Plan, increase the number of Performance Units specified in Section 3(e) of this Plan, or cause Rule 16b-3 to become inapplicable to this Plan, without the further approval of the shareholders of the Corporation, unless permitted by Rule 16b-3. Without limiting the generality of the foregoing, the Committee or the Board may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

        (b)  With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the cancelled Option Rights or other awards not been granted.

        (c)  The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Common Shares.

        (d)  This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

        (e)  (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

        (ii)  Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for Rule 16b-3 to remain applicable to this Plan.

PROXY	PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
SRS LABS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

        The undersigned stockholder(s) of SRS Labs, Inc., a Delaware corporation (the "Company"), hereby appoints Thomas C.K. Yuen, Janet M. Biski, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 18, 2003, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on April 23, 2003, as if the undersigned were present and voting the shares.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 ON THE REVERSE SIDE, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

FOLD AND DETACH HERE

THE LISTED NOMINEE AND THE PROPOSALS HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED AND "FOR" THE LISTED PROPOSALS.	Please mark vote as indicated in this example using dark ink only.	☒
1.	ELECTION OF CLASS I DIRECTOR:
		For	Withhold
	Nominee for election to the Board of Directors: Winston E. Hickman	☐	☐
2.	AMENDMENT TO SRS LABS, INC. AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN:	For	Against	Abstain

Proposal to approve an amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 1,500,000;		☐	☐	☐
3.	RATIFICATION OF INDEPENDENT AUDITORS:	For	Against	Abstain
Proposal to ratify the appointment of BDO Seidman LLP as the Company's independent auditors.		☐	☐	☐
The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

☐ I plan to attend the Annual Meeting

Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.

Date:
Signature

FOLD AND DETACH HERE

QuickLinks

VOTING INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (PROPOSAL 1)
INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
APPROVAL OF AN AMENDMENT TO THE SRS LABS, INC. AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN (PROPOSAL 2)
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 3)
COMPENSATION OF EXECUTIVE OFFICERS
TRANSACTIONS WITH MANAGEMENT AND OTHERS
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2004 ANNUAL MEETING
ANNUAL REPORT
OTHER MATTERS
  Appendix A
SRS Labs, Inc. Audit Committee Charter
  Appendix B
SRS LABS, INC. AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN, AS AMENDED
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF SRS LABS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE